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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 31, 2000, included in Oil States International, Inc.'s Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in this registration statement.



/s/ ARTHUR ANDERSEN LLP


Dallas, Texas

March 4, 2002